UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2020

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Blvd.

Paramount, CA 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Forum Merger II Corporation
1615 South Congress Avenue, Suite 103

Delray Beach, FL 33445
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TTCF	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	TTCFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 15, 2020, Forum Merger II Corporation, a Delaware corporation (“Forum” or “the Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 18,479,592 (72.04%) of Forum’s issued and outstanding shares of common stock held of record as of September 28, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Forum’s stockholders voted on the following proposals at the Special Meeting, each of which was approved and described in more detail in Forum’s definitive proxy statement filed with the Securities and Exchange Commission on October 1, 2020. The final vote tabulation for each proposal is set forth below.

1.	Business Combination Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of June 11, 2020 (as amended, the “Merger Agreement”), by and among the Company, Sprout Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Myjojo, Inc., a Delaware corporation (“Ittella Parent”), and Salvatore Galletti, in his capacity as the holder representative (the “Holder Representative), as amended by the First Amendment, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into Ittella Parent, with Ittella Parent surviving the merger in accordance with the Delaware General Corporation Law as a wholly owned subsidiary of the Company, and approve the other transactions contemplated thereby (the “business combination”). The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,469,370	9,097	1,125	0

2.	Nasdaq Proposal. To approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,453,685	14,449	11,458	0

3.	Charter Proposal. To approve the Company’s proposed second amended and restated certificate of incorporation (the “proposed charter”) in connection with the business combination. The Charter Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,457,910	10,179	11,503	0

4.	Advisory Charter Proposals. To approve and adopt, on a non-binding advisory basis, certain differences between the Company’s amended and restated certificate of incorporation (as amended through the date of this proxy statement, the “current charter”) and the proposed charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as eight separate sub-proposals:

A.

To provide that any amendment to provisions of the current charter and proposed bylaws will require the approval of the holders of at least 66⅔% of the Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,939,177	531,928	8,487	0

B.

To provide that the Company opts out of Section 203 of the Delaware General Corporation Law, which prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with certain “interested stockholders” and their affiliates, and, instead, be governed by a provision substantially similar to Section 203 of the Delaware General Corporation Law. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,891,011	559,925	28,656	0

C.

To provide that the federal district courts of the United States of America will be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the federal securities laws, including the Securities Act of 1933, as amended. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,402,752	64,179	12,661	0

D.

To provide that, subject to the limitations imposed by applicable law, directors may be removed with cause by the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,907,301	563,131	9,160	0

E.	To change the name of the new public entity to “Tattooed Chef, Inc.” from “Forum Merger II Corporation”. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,458,326	13,784	7,482	0

F.	To, upon completion of the business combination and the conversion of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”), into the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), increase the authorized capital stock from 111,000,000 shares, consisting of 100,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock, par value $0.0001 per share (“preferred stock”), to 1,010,000,000 shares, which would consist of 1,000,000,000 shares of common stock, and 10,000,000 shares of preferred stock, by, on the effective date of the filing of the proposed charter: (i) reclassifying all shares of Class B common stock as Class A common stock; (ii) immediately following the conversion of such Class B common stock into shares of Class A common stock, reclassifying all shares of Class A common stock as common stock; and (iii) creating an additional 890,000,000 shares of common stock and 9,000,000 shares of preferred stock. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,861,452	573,278	44,862	0

G.	To eliminate various provisions applicable only to blank check companies. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,439,887	12,029	27,676	0

H.	To change the classification of the Board from two classes to three classes of directors, with each class elected for staggered terms. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,880,716	584,984	13,892	0

5.	Incentive Plan Proposal. To approve the Tattooed Chef, Inc. 2020 Incentive Award Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,393,977	48,920	36,695	0

6.	Director Election Proposal. To elect nine directors to serve staggered terms on the Board until immediately following the 2021, 2022 and 2023 annual meetings of our stockholders, as applicable, and until their respective successors are duly elected and qualified. Each of the director nominees were elected. The final voting tabulation for this proposal was as follows:

Nominee	Votes For	Abstentions	Broker Non-Votes
Ryan Olohan	18,453,427	26,165	0
David Boris	18,452,546	27,046	0
Marie D. Quintero-Johnson	18,453,468	26,124	0
Ed Gelfand	18,452,226	27,366	0
Daniel Williamson	18,453,139	26,453	0
Jennifer Fellner	18,452,013	27,579	0
Salvatore Galletti	18,446,067	33,525	0
Bryan Rosenberg	18,450,541	29,051	0
Paula Ciaramitaro	18,452,548	33,525	0

Item 7.01 Regulation FD Disclosure.

In connection with the Special Meeting, 1,827 shares out of a total of 19,995,411 shares of the Company’s public shares were redeemed.

On October 15, 2020, Forum and Ittella International jointly issued a press release announcing that they have closed their previously announced business combination. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 15, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tattooed Chef, Inc.

	By:	/s/ Salvatore Galletti
Dated: October 15, 2020		Name:	Salvatore Galletti
		Title:	President and Chief Executive Officer

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